SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 12, 2006
AFS SenSub Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-130439	20-4796946

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

c/o	AmeriCredit Financial Services, Inc.	76102

	Attention: J. Michael May, Esq.	(Zip Code)
	801 Cherry Street, Suite 3900
	Fort Worth, Texas
	(Address of Principal Executive Offices)
Registrant’s telephone number including area code — (817) 302-7000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Consolidated Financial Statements
Consolidated Financial Statements

Item 8.01 Other Events
     The consolidated financial statements of Financial Guaranty Insurance Company (“FGIC”) and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to AmeriCredit Automobile Receivables Trust 2006-B-G, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.
     In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:
          23.1 Consent of Independent Registered Public Accounting Firm.
          99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.
          99.2 Consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     AFS SENSUB CORP.

By:	/s/ J. Michael May

Name:	J. Michael May
Title:	Executive Vice President, Chief Legal Officer and Secretary
Dated: September 12, 2006

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

99.2	Consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005.

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